Rule 497(d)



                                     FT 353


                Supplement to the Prospectus dated July 15, 1999

Notwithstanding anything to the contrary in the Prospectus, all shares of Enron Corp. ("ENE") have been removed from Energy Portfolio, Series 6 for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

         Wrap fee account Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.



December 4, 2001